EXHIBIT A

JOINT FILING AGREEMENT

THIS JOINT FILING AGREEMENT is entered into as of November 12, 2010, by and among the parties hereto.  The undersigned hereby agree that the Statement on Schedule 13D with respect to the ordinary shares, par value $0.0001 per share, of Xueda Education Group and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: November 12, 2010	WP X INVESTMENTS IV LTD.

	By:	/s/ Timothy J. Curt
Name: Timothy J. Curt
Title: Director

Dated: November 12, 2010	WARBURG PINCUS PRIVATE EQUITY X, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners, LLC, its sole member
By: Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: November 12, 2010	WARBURG PINCUS X PARTNERS, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners, LLC, its sole member
By: Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: November 12, 2010	WARBURG PINCUS X, L.P.

By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners, LLC, its sole member
By: Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: November 12, 2010	WARBURG PINCUS X LLC

By: Warburg Pincus Partners, LLC, its sole member
By: Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: November 12, 2010	WARBURG PINCUS PARTNERS, LLC

By: Warburg Pincus & Co., its managing member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: November 12, 2010	WARBURG PINCUS & CO.

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: November 12, 2010	WARBURG PINCUS LLC

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Managing Director

Dated: November 12, 2010	CHARLES R. KAYE

	By:	/s/ Scott A. Arenare
Scott A. Arenare, Attorney-in-fact*

Dated: November 12, 2010	JOSEPH P. LANDY

	By:	/s/ Scott A. Arenare
Scott A. Arenare, Attorney-in-fact**

__________________

*	Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

**	Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.